SERVICES AGREEMENT

PARTIES	TACTICAL AIR DEFENSE SERVICES, INC. (“TADS”) AND
TACTICAL AIR SUPPORT, INC. (“TAC AIR”)

OVERVIEW
___________ HAS OFFERED TO LEASE (THE “LEASE”) AN EMBREAER (THE “EMB 314”) SUPER TUCANO TO TACTICAL AIR SUPPORT. THE SUPER TUCANO IS WORLD RENOWNED FOR ITS CAPABILITIES IN COUNTER INSURGENCY AND AIR TO GROUND ORDNANCE DELIVERIES.  TAC AIR HAS THE PERSONNEL TO FLY, MAINTAIN, OPERATE THIS AIRCARFT AND MANAGE GOVERNMENT CONTRACTS.  TADS HAS THE RESOURCES TO FUND AND EXPERIENCE TO SUPPORT THR EMB 314 OPERATIONS.  TOGETHER THE COMPANIES CAN COMPETE AND WIN CONTRACTS USING THE EMB 314.

DESCRIPTION	JOINT VENTURE FOR OPERATIONS OF THE EMB 314 LEASED FROM _______________

TERM	36 MONTHS FROM THE _______________OPERATING LEASE COMMENCEMENT.
TADS
OBLIGATIONS
MAKE AVAILABLE A SECURITY DEPOSIT TO _______________IN THE SUM OF $80,280.00. ALL LEASE PAYMENTS WILL BE PAID THROUGH TADS. UPON RECIEPT OF LEASE PAYMENTS FROM TAC AIR, TADS WILL FORWARD TO _______________WITHIN 12 HOURS.

TAC AIR
OBLIGATIONS
PAY ALL ASSOCIATED OPERATIONAL, ADMINSTRATIVE, MAINTENANCE AND INSURANCE COSTS FOR THE OPERATIONS OF THE EMB 314. TAC AIR WILL MAINTAIN FULL CONTROL OF THE EMB 314 OPERATIONS AND BE THE FINAL AUTHORITY IN ALL MATTERS RELATING TO OPERATIONS AND THE LEASE.  IN ADDITION, TAC AIR WILL PAY TO TADS: A MONTHLY INTEREST AMOUNT OF ONE (1%) PERCENT OF THE SECURITY DEPOSIT AMOUNT TO COVER THE DEPOSIT FINANCING, AND 30% OF THE HOURLY PROFIT CURRENTLY DEFINED AS $200/HOUR OR $85/HOUR WHENEVER A TADS PILOT IS FLYING THE EMB 314.

PAYMENTS	RENT (1ST MONTH): $2500 PER FLIGHT HOUR
RENT (2ND MONTH): $40,000
RENT (3RD MONTH): $60,000
RENT (4TH THROUGH 12TH MONTH): $80,200
ADDITIONAL RENT BEYOND 20 HOURS/MONTH
AT $340 PER HOUR
CONFIDENTIALITY	THE TERMS THIS SERVICES AGREEMENT SHALL BE CONFIDENTIAL.

BINDING AFFECT	THE PROVISONS OF THIS SERVICES AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF BOTH PARTIES.

IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAVE EXECUTED THIS SERVICES AGREEMENT AS OF THE 2ND DAY OF MAY, 2011.

/s/ RC Thompson                                /s/ Alexis C. Korybut

__________________________                   ________________________________
RC THOMPSON                                                 ALEXIS C. KORYBUT
TACTICAL AIR SUPPORT, INC                      TACTICAL AIR DEFENSE SERVICES
CHIEF EXECUTIVE OFFICER                           CHIEF EXECUTIVE OFFICER